                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-05012
--------------------------------------------------------------------------------

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

                                Hal Liebes, Esq.
                Credit Suisse Asset Management Income Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: December 31, 2003

Date of reporting period: January 1, 2003 to December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2003

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
ANNUAL REPORT - DECEMBER 31, 2003

Dear Shareholders:                                              January 26, 2004

We are writing to report on Credit Suisse Asset Management Income Fund, Inc. ("the Fund") for the fiscal year ended December 31, 2003 and to discuss our investment strategy.

     At December 31, 2003, the Fund's net asset value ("NAV") was $4.41, compared to an NAV of $3.91 at December 31, 2002. The Fund's total return for the period (based on NAV and assuming reinvestment of dividends of $0.45 per share) was 24.6%.

     At December 31, 2003, $175.6 million of the Fund's assets was invested in high yield debt securities; $29.5 million in emerging-market debt securities; $4.4 million in investment-grade debt securities; $3.2 million in equity securities; and the balance of $2.8 million in cash equivalents. Of the debt securities, the largest concentration (66.7%) was invested in issues rated B through BBB.

THE MARKET: 2003 WAS A BUOYANT YEAR

2003 was a truly buoyant year for the U.S. high yield and emerging debt markets. Each continued to rally after starting to do so in 2002 and, in the process, significantly outperformed investment-grade securities. As measured by the Citigroup High-Yield Market Index (CHYMI)*, the broad U.S. high yield market rose 30.6%. Aggregate emerging debt markets (as measured by J.P. Morgan's Emerging Markets Bond Index Global**) gained 25.7%.

     HIGH YIELD. Several factors were most directly responsible for the jump in high yield prices, in our view.

     - The interest-rate environment was supportive. Nominal short-term interest rates started 2003 at 1.25% and were cut to 1.00% (the lowest such level since 1958) in June. Not only did this provide a desirable backdrop for fixed income instruments as a whole, but it also compelled yield-hungry investors to withdraw significant assets from low-yielding money market funds and place substantial sums into high yield mutual funds, which acted aggressively to put the cash to work. The Federal Reserve additionally helped with frequent public statements reiterating its belief that an accommodative monetary stance was both appropriate and sustainable.

     - The U.S. economic recovery strengthened and gained momentum as the year progressed. This worked in high yield's favor, as perceptions about high yield issuers' ability to generate the revenues and cash flow needed to service their debt--and, therefore, perceptions about their creditworthiness and debt valuations--improved accordingly.

     - The balance of supply and demand was favorable. Although new issuance (I.E., supply) nearly reached an all-time annual record, demand also surged as many investors sought out higher-yielding instruments and became more comfortable with comparatively risky financial assets.

     - The bonds of "fallen angels" (I.E., investment-grade companies whose debt had been downgraded to high yield status), which had been savaged during much of 2002, enjoyed vigorous buying as investors appeared to conclude that their battered valuations had become unreasonably low.

     EMERGING MARKETS. To a meaningful extent, emerging market debt (EMD) benefited from influences--I.E., attraction to higher-yielding instruments, as well as healthy inflows into mutual funds--similar to those that boosted high yield. As we see it, inflows into dedicated EMD funds reflected a combination of excitement about the asset class's robust performance, yields that remained compellingly high, and valuations in certain countries that were considered especially attractive.

     Among the leading individual country markets, Brazil dominated headlines and returns. Brazilian debt prices enjoyed active buying based on a variety of encouraging developments that included a series of aggressive interest-rate cuts by the nation's central bank, the passage of key legislative initiatives that were considered auspicious for sovereign creditworthiness, and speculation that the credit ratings of Brazilian government debt might be upgraded.

PERFORMANCE: SOLIDLY POSITIVE, BUT DAMPENED BY POSITIONING IN HIGH YIELD AND EMD

     The Fund's solidly positive return in 2003 was mainly due to our security selection and/or industry exposure in the high yield portion of the portfolio. High yield industries in which we fared best included financial companies, cable television, wireless telecommunications and competitive local-exchange telecom providers.

     Relative to broad indices like CHYMI, however, performance was dampened by our decision to maintain below-market allocations to several sectors whose fundamentals had significantly weakened in 2002 and, we felt, remained questionable. These notably included utilities, energy trading companies and diversified telecom. Unfortunately for the Fund, momentum-fuelled buying pushed bond prices in these beaten-down sectors higher, a pattern that was exacerbated by the persistent strength of cash inflows into high yield funds.

     The most negative contributor to our EMD performance was our below-market weighting in Brazil, whose securities excelled. Our low degree of confidence in the Brazilian government's ability to overcome the nation's huge economic and financial difficulties was not widely shared. We achieved better results with our above-market weightings in Russia and Ukraine, as well as our opportunistic positioning in the securities of Venezuela, Ecuador and South Africa.

OUTLOOK: STILL UPBEAT ON HIGH YIELD, MORE OPTIMISTIC

ABOUT EMD

     HIGH YIELD. While we do not expect the high yield market to soar in 2004 like it did in 2003, our outlook is still upbeat. We believe that economic activity will most likely continue to advance, which should prove to be an important driver of further gains in high yield creditworthiness. The persistence of interest rates at historically low levels, in our view, should keep buyers drawn to higher-yielding assets, and also keep companies eager to issue new or refinanced paper at attractive yields.

     Going forward, we anticipate that the high yield market will resemble the 1992-96 period, which was characterized by relatively stable yield spreads and the outperformance of single-B issues. We correspondingly believe that CCC issues, whose yield spreads narrowed dramatically in 2003, are vulnerable to underperformance versus single-Bs in 2004.

     Our sector allocations are unchanged. Relative to broad high yield indices like CHYMI, we continue to overweight gaming, energy, food/beverage/bottling, health care, wireless telecom and selected industrials. We are underweighting utilities, energy traders and diversified telecom providers, and avoiding airlines and financial names.

     We are selectively adding exposure to utilities, although our overall allocation remains underweight. Our analysis concludes that several utilities have successfully resolved capital-structure issues that had formerly hurt their respective credit profiles, but such improvement does not yet seem to be adequately reflected in their debt valuations.

     EMERGING MARKETS. Our view on the near-term prospects for emerging market debt has become more optimistic. We expect cash inflows to stay strong, which could help to provide an ongoing source of buying power. An additional aspect of the inflows that we find especially encouraging is that they are coming from large institutional investors that are committing meaningful funds to the asset class on a long-term basis. As for valuations (which we had considered unreasonably high in the closing months of 2003), we now feel that they are somewhat less overstated and are better supported by underlying fundamentals than previously.

     Compared to broad EMD indices, our largest country overweights are in Russia and Ukraine. Our largest country underweights are in Brazil and Turkey. Regional allocations include a slightly overweight stance in Latin America, a benchmark-neutral position in Eastern/Central Europe, and a slight underweight in Asia.

     We appreciate your investment in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at
(800) 730-6001.

     Sincerely yours,

/s/ Richard J. Lindquist

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER ***

/s/ Joseph D. Gallagher

Joseph D. Gallagher
DIRECTOR AND CHAIRMAN OF THE BOARD ****

     HIGH YIELD BONDS ARE LOWER-QUALITY INSTRUMENTS ALSO KNOWN AS "JUNK" BONDS. SUCH BONDS ENTAIL GREATER RISKS THAN THOSE FOUND IN HIGHER-RATED SECURITIES. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS. THE FUND MAY INCLUDE A GREATER DEGREE OF RISK THAN OTHER FUNDS THAT INVEST IN LARGER, MORE-DEVELOPED MARKETS.

     IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

     The information presented is for informational purposes only. This report is not a recommendation to buy or sell or a solicitation of an offer to buy or sell any securities or adopt any investment strategy. Readers are advised not to infer or assume that any securities, companies, sectors or markets described will be profitable. All opinions and views constitute judgments as of the date of writing, and are subject to change at any time without notice.

     *The Citigroup High-Yield Market Index is a broad-based, unmanaged index of high yield securities that is compiled by Citigroup Global Markets Inc. Its name was changed from the Salomon Smith Barney High-Yield Market Index effective April 7, 2003. Investors cannot invest directly in an index.

     **The J.P. Morgan Emerging Markets Bond Index Global is a comprehensive index of emerging market debt securities. Launched in August 1999, it tracks the total returns of U.S. dollar-denominated debt instruments for 27 emerging market countries. Investors cannot invest directly in an index.

     ***Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. Mr. Lindquist also is President and Chief Investment Officer of Credit Suisse High Yield Bond Fund (NYSE: DHY).

     ****Joseph D. Gallagher, Managing Director, is Chief Executive Officer of CSAM Americas and the firm's global Chief Operating Officer. He has served as the Fund's Chief Executive Officer since March 1, 2003. Prior to assuming his current role at CSAM in 2003, he was the Firm's global CFO and Chief Executive Officer, Europe. Mr. Gallagher joined Credit Suisse Group in 1985 as an investment banker with Credit Suisse First Boston, where he worked for 14 years in New York, Singapore and Hong Kong in financial services and mergers and acquisitions. He is also Director and/or Chairman of other investment companies advised by CSAM.

TOP TEN HOLDINGS (UNAUDITED)
(as a % of net assets as of 12/31/03)

 1.  Russian Federation Series REGS,
       Unsubordinated 5.00%, 3/31/30                 1.5%
 2.  Westfed Holdings
       Sr. Debentures 15.50%, 9/15/99                1.5%
 3.  Ministry Finance of Russia Series V,
       Debentures 3.00%, 5/14/08                     1.4%
 4.  Pemex Project Funding Master Trust
       Series REGS, Gtd. 7.75%, 8/2/07               1.1%
 5.  Federal Republic of Brazil Series 30yr,
       Collateralized 2.125%, 4/15/24                1.0%
 6.  Hard Rock Hotel, Inc.
       Notes 8.875%, 6/1/13                          0.9%
 7.  Republic of South Africa
       Global Notes 9.125%, 5/19/09                  0.9%
 8.  Ukraine Government Series REGS,
       Bonds 7.65%, 6/11/13                          0.8%
 9.  Federal Republic of Brazil
       Bonds 9.625%, 7/15/05                         0.7%
10.  Republic of Venezuela Series REGS,
       Notes 10.75%, 9/19/13                         0.7%

CREDIT QUALITY BREAKDOWN (UNAUDITED)
(as a % of total investments as of 12/31/03)

BBB/Baa                                               6.5%
BB/Ba                                                12.7
B/B                                                  47.5
CCC/Caa                                              17.6
CC/Ca                                                 3.8
C/C                                                   0.3
NR                                                    8.8
                                                   ------
   Subtotal                                          97.2
Time Deposit                                          1.3
Equities and Other                                    1.5
                                                   ------
   Total                                            100.0%
                                                   ======

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2003

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
DOMESTIC SECURITIES (83.3%)
CORPORATE OBLIGATIONS (81.9%)
AEROSPACE (0.3%)
       BE Aerospace, Inc.
        Series B, Sr. Sub. Notes
        8.00%, 3/1/08                                               Caa3   $        100   $        94,250
   (1) Condor Systems, Inc.
        Series B, Gtd.
        11.875%, 5/1/09                                              N/R            900           225,000
       Sequa Corp.
        Sr. Notes
        9.00%, 8/1/09                                                 B1            250           276,875
                                                                                          ---------------
            GROUP TOTAL                                                                           596,125
                                                                                          ---------------

AIRLINES (0.3%)
       American Airlines, Inc.
        Series 01-2,
        Pass thru Certs
        7.80%, 10/1/06                                                B1            550           497,459
       Continental Airlines, Inc.
        Series 991C,
        Pass thru Certs
        6.954%, 8/2/09                                                B2            206           179,221
                                                                                          ---------------
            GROUP TOTAL                                                                           676,680
                                                                                          ---------------

AUTOMOBILE MANUFACTURING/VEHICLE PARTS (2.0%)
   (1) Aetna Industries, Inc.
        Sr. Notes
        11.875%, 10/1/06                                             N/R              1                30
       Cambridge Industries, Inc.
        Sr. Sub. Notes
        10.25%, 7/15/07                                              N/R            775             7,746
       Collins & Aikman
        Products Corp.
        Gtd.
        11.50%, 4/15/06                                               B3          1,250         1,156,250
       Delco Remy
        International, Inc.
        Gtd.
        10.625%, 8/1/06                                               B3            950           959,500
       Holley Performance
        Products, Inc.
        Series B, Gtd.
        12.25%, 9/15/07                                             Caa3            365           208,506
       Metaldyne Corp.
        Gtd.
        11.00%, 6/15/12                                             Caa1            800           740,000
       Motor Coach Industries
        International, Inc.
        Gtd.
        11.25%, 5/1/09                                                Ca          1,121           320,743
       Stanadyne Automotive
        Series B,  Gtd.
        10.25%, 12/15/07                                            Caa1            700           689,500
       Tenneco Automotive, Inc.:
   (2)  Secured
        10.25%, 7/15/13                                               B2            100           114,250
        Series B, Secured
        10.25%, 7/15/13                                               B2            250           285,625
                                                                                          ---------------
            GROUP TOTAL                                                                         4,482,150
                                                                                          ---------------

BANKING (0.2%)
       Sovereign Bancorp, Inc.
        Sr. Notes
        10.50%, 11/15/06                                             Ba1   $        365   $       431,975

BROADBAND (1.2%)
       Call-Net Enterprises, Inc.
        Yankee Gtd.
        10.625%, 12/31/08                                           Caa3            400           400,500
       Level 3
        Communications, Inc.:
        Sr. Discount Notes
        10.50%, 12/1/08                                             Caa2            650           615,875
        Sr. Notes
        9.125%, 5/1/08                                              Caa2            500           457,500
   (2) Level 3 Financing, Inc.
        Sr. Notes
        10.75%, 10/15/11                                            Caa2            250           265,625
       Primus Telecommunications
        Group, Inc.:
        Series B, Sr. Notes
        9.875%, 5/15/08                                             Caa3            500           520,000
        Sr. Notes
        11.25%, 1/15/09                                             Caa3            250           266,250
                                                                                          ---------------
            GROUP TOTAL                                                                         2,525,750
                                                                                          ---------------

BROADCAST/OUTDOOR (1.4%)
       Alliance Atlantis
        Communications, Inc.
        Yankee Sr. Sub. Notes
        13.00%, 12/15/09                                              B1            500           572,500
       Corus Entertainment, Inc.
        Global Sr. Sub. Notes
        8.75%, 3/1/12                                                 B1            150           165,750
       Interep National Radio
        Sales, Inc.
        Series B, Gtd.
        10.00%, 7/1/08                                              Caa2            250           222,500
   (3) Paxson Communications
        Corp.
        Gtd.
        0.00%, 1/15/09                                              Caa1            600           529,500
       Sinclair Broadcast
        Group, Inc.
        Gtd.
        8.75%, 12/15/11                                               B2            450           501,750
       Susquehanna Media Co.
        Sr. Sub. Notes
        8.50%, 5/15/09                                                B1            150           158,250
       Young Broadcasting, Inc.
        Series B, Gtd
        8.75%, 6/15/07                                               N/R            824           848,720
                                                                                          ---------------
            GROUP TOTAL                                                                         2,998,970
                                                                                          ---------------

BUILDING PRODUCTS (1.4%)
       Atrium Companies, Inc.
        Series B, Gtd.
        10.50%, 5/1/09                                                B3            500           537,500

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Building Materials Corp.:
        Series B, Sr. Notes
        7.75%, 7/15/05                                                B2   $        250   $       256,875
        8.625%, 12/15/06                                              B2            900           920,250
        Dayton Superior Corp.:
        Gtd.
        13.00%, 6/15/09                                             Caa2            990           866,250
   (2)  Secured
        10.75%, 9/15/08                                               B3            250           257,500
       Texas Industries, Inc.
        Sr. Notes
        10.25%, 6/15/11                                               B1            250           283,750
                                                                                          ---------------
            GROUP TOTAL                                                                         3,122,125
                                                                                          ---------------

CABLE (6.7%)
   (1) Adelphia
        Communications Corp.
        Series B, Sr. Notes
        8.375%, 2/1/08                                               N/R            800           750,000
   (1) Australis Holdings Pty. Ltd.
        Yankee Sr. Secured
        Discount Notes
        15.00%, 11/1/02                                              N/R          4,600           115,000
       CSC Holdings, Inc.:
        Series B, Debentures
        8.125%, 8/15/09                                               B1            150           162,000
        Series B, Sr. Notes
        7.625%, 4/1/11                                                B1            200           211,500
        Sr. Sub. Debentures
        9.875%, 2/15/13                                               B2          1,050         1,102,500
       Century Communications
        Corp.:
   (3)  Series B, Sr. Discount
        Notes
        0.00%, 1/15/08                                               N/R            500           307,500
   (3)  Sr. Discount Notes
        0.00%, 3/15/03                                               N/R            500           445,000
        Sr. Notes
        8.75%, 10/1/07                                               N/R            450           438,750
       Charter Communications
        Holdings LLC:
   (3)  Sr. Discount Notes
        0.00%, 4/1/11                                                 Ca          1,200         1,032,000
        Sr. Notes
        8.625%, 4/1/09                                                Ca            750           658,125
   (2)  8.75%, 11/15/13                                               B3            250           255,625
        10.25%, 1/15/10                                               Ca          1,050           945,000
       Comcast UK Cable
        Partners Ltd.
        Yankee Debentures
        11.20%, 11/15/07                                            Caa2            500           507,500
   (1) DIVA Systems Corp.
        Series B, Sr. Discount
        Notes
        12.625%, 3/1/08                                              N/R          3,778           245,570
   (1) Frontiervision Holdings LP
        Series B, Sr. Discount
        Notes
        11.875%, 9/15/07                                             N/R            500           532,500
   (3) Insight Communications
        Co., Inc.
        Sr. Discount Notes
        0.00%, 2/15/11                                              Caa2            250           215,000
       Insight Midwest/Insight
        Capital:
        Sr. Notes
        9.75%, 10/1/09                                                B2   $        900   $       956,250
        10.50%, 11/1/10                                               B2            500           546,250
       Jones Intercable, Inc.
        Sr. Notes
        7.625%, 4/15/08                                             Baa3            450           516,429
       Mediacom LLC/Capital
        Corp.:
        Series B, Sr. Notes
        8.50%, 4/15/08                                                B2            371           380,275
        Sr. Notes
        7.875%, 2/15/11                                               B2            850           854,250
       Northland Cable
        Television, Inc.
        Gtd.
        10.25%, 11/15/07                                            Caa3            750           750,937
   (1) Olympus Communications,
        L.P./Olympus Capital
        Corp.
        Series B, Sr. Notes
        10.625%, 11/15/06                                            N/R          1,042         1,112,335
       Renaissance Media Group
        LLC
        Gtd.
        10.00%, 4/15/08                                               B3            953           989,929
       Rogers Cablesystems, Inc.
        Series B, Yankee Sr. Notes
        10.00%, 3/15/05                                              Ba2            250           269,375
(2)(3) Telenet Group Holding NV
        Sr. Notes
        0.00%, 6/15/14                                              Caa2            600           381,000
                                                                                          ---------------
            GROUP TOTAL                                                                        14,680,600
                                                                                          ---------------

CAPITAL GOODS (1.3%)
   (2) Case New Holland, Inc.
        Sr. Notes
        9.25%, 8/1/11                                                Ba3            350           393,750
       Jordan Industries, Inc.
        Series B, Sr. Notes
        10.375%, 8/1/07                                             Caa3          1,122           600,270
       Motors & Gears, Inc.
        Series D, Sr. Notes
        10.75%, 11/15/06                                            Caa1          1,150           983,250
       Park-Ohio Industries, Inc.
        Sr. Sub. Notes
        9.25%, 12/1/07                                              Caa1            500           500,000
       SPX Corp.
        Sr. Notes
        6.25%, 6/15/11                                               Ba3            350           361,375
                                                                                          ---------------
            GROUP TOTAL                                                                         2,838,645
                                                                                          ---------------

CHEMICALS (3.4%)
       Acetex Corp.
        Global Sr. Notes
        10.875%, 8/1/09                                               B2            400           446,000
       Applied Extrusion
        Technologies, Inc.
        Series B, Gtd.
        10.75%, 7/1/11                                              Caa1            300           250,500

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Avecia Group plc
        Global Gtd.
        11.00%, 7/1/09                                              Caa3   $        700   $       633,500
       Equistar Chemicals L.P./
        Equistar
        Funding Corp.
        Sr. Notes
        10.625%, 5/1/11                                               B2            350           388,500
(2)(3) HMP Equity Holdings
        Corp.
        Units
        0.00%, 5/15/08                                               N/R            250           153,750
   (3) Huntsman International
        Holdings LLC
        Sr. Discount Notes
        0.00%, 12/31/09                                             Caa2            250           121,875
   (2) Huntsman LLC
        Gtd.
        11.625%, 10/15/10                                             B2            500           512,500
   (2) IMC Global, Inc.
        Sr. Notes
        10.875%, 8/1/13                                               B1            400           440,000
       ISP Chemco, Inc.
        Series B, Gtd.
        10.25%, 7/1/11                                                B2            250           282,500
       Lyondell Chemical Co.:
        Gtd.
        10.50%, 6/1/13                                                B1            850           930,750
        Series B, Secured Notes
        9.875%, 5/1/07                                                B1            750           795,000
       Millennium America, Inc.
        Gtd.
        9.25%, 6/15/08                                                B1            500           547,500
   (2) Nalco Co.
        Sr. Sub. Notes
        8.875%, 11/15/13                                            Caa1            400           426,000
       Polyone Corp.
        Gtd.
        10.625%, 5/15/10                                              B3            400           402,000
       Radnor Holdings Corp.
        Sr. Notes
        11.00%, 3/15/10                                               B2            250           229,375
       Resolution Performance
        Products LLC
        Sr. Sub. Notes
        13.50%, 11/15/10                                            Caa2            500           437,500
       Terra Capital, Inc.
        Secured
        11.50%, 6/1/10                                              Caa1            550           577,500
                                                                                          ---------------
            GROUP TOTAL                                                                         7,574,750
                                                                                          ---------------

COMPETITIVE LOCAL EXCHANGE CARRIER (1.7%)
       Madison River Capital/
        Madison River Finance
        Sr. Notes
        13.25%, 3/1/10                                              Caa2            871           959,726
   (2) Millicom International
        Cellular SA
        Convertible Bond
        2.00%, 6/1/06                                                N/R             93           605,895
       Qwest Corp.
        Notes
        6.625%, 9/15/05                                              Ba3            500           521,250
       RCN Corp.:
        Series B, Sr. Discount
        Notes
        9.80%, 2/15/08                                                Ca   $        736   $       349,600
        Sr. Notes
        10.00%, 10/15/07                                              Ca            400           196,000
        10.125%, 1/15/10                                              Ca            250           116,250
       Time Warner Telecom, LLC
        Sr. Notes
        9.75%, 7/15/08                                                B3            850           879,750
                                                                                          ---------------
            GROUP TOTAL                                                                         3,628,471
                                                                                          ---------------

CONSUMER PRODUCTS/TOBACCO (4.0%)
       Buhrmann U.S., Inc.
        Gtd.
        12.25%, 11/1/09                                               B2            500           562,500
   (2) DIMON, Inc.
        Sr. Notes
        7.75%, 6/1/13                                                Ba3            500           517,500
   (1) Diamond Brands
        Operating Corp.
        Gtd.
        10.125%, 4/15/08                                             N/R          2,000            20,000
       General Binding Corp.
        Gtd.
        Sr. Sub. Notes
        9.375%, 6/1/08                                              Caa1            700           710,500
       Hockey Co./
        Sport Maska, Inc.
        Global Units
        11.25%, 4/15/09                                               B2            300           343,875
       Holmes Group, Inc.
        Series B, Gtd.
        Sr. Sub. Notes
        9.875%, 11/15/07                                            Caa1          1,000         1,037,500
(2)(3) Johnsondiversey Holdings,
        Inc.
        Discount Notes
        0.00%, 5/15/13                                                B3            600           462,000
       Jostens, Inc.
        Sr. Sub. Notes
        12.75%, 5/1/10                                                B3            900         1,027,125
       PCA LLC/PCA Finance
        Corp.
        Sr. Notes
        11.875%, 8/1/09                                               B3            650           715,000
       Playtex Products, Inc.
        Gtd.
        9.375%, 6/1/11                                              Caa1            500           507,500
       Rayovac Corp.
        Sr. Sub. Notes
        8.50%, 10/1/13                                                B3            250           266,250
       Remington Arms Co., Inc.
        Gtd.
        10.50%, 2/1/11                                                B2            115           123,050
       Revlon Consumer
        Products Corp.
        Gtd.
        12.00%, 12/1/05                                             Caa1            775           778,875
       Samsonite Corp.
        Sr. Sub. Notes
        10.75%, 6/15/08                                             Caa1            400           416,000

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Sealy Mattress Co.
        Series B, Sr. Sub. Notes
        9.875%, 12/15/07                                              B3   $        500   $       520,000
       United Industries Corp.
        Series D, Gtd.
        9.875%, 4/1/09                                                B3            400           421,000
       Werner Holdings Co., Inc.
        Series A, Gtd.
        10.00%, 11/15/07                                              B3            800           468,000
                                                                                          ---------------
            GROUP TOTAL                                                                         8,896,675
                                                                                          ---------------

CONTAINERS (2.3%)
       AEP Industries, Inc.
        Sr. Sub. Notes
        9.875%, 11/15/07                                              B3            650           656,500
       Berry Plastics Corp.
        Gtd.
        10.75%, 7/15/12                                               B3            600           693,750
       Crown Cork & Seal
        Finance plc
        Yankee Gtd.
        7.00%, 12/15/06                                               B3            300           308,250
       Crown Euro Holdings SA
        Secured
        9.50%, 3/1/11                                                 B1            895         1,018,062
   (2) Graphic Packaging
        International Corp.
        Sr. Sub. Notes
        9.50%, 8/15/13                                                B3            250           277,500
       Owens-Illinois, Inc.
        Sr. Notes
        8.10%, 5/15/07                                                B3            950         1,005,812
       Pliant Corp.
        Gtd.
        13.00%, 6/1/10                                              Caa1            900           828,000
   (2) U.S. Can Corp.
        Secured
        10.875%, 7/15/10                                              B3            250           262,812
                                                                                          ---------------
            GROUP TOTAL                                                                         5,050,686
                                                                                          ---------------

ENERGY/OTHER (3.0%)
       Dynegy Holdings, Inc.:
   (2)  Secured
        10.125%, 7/15/13                                              B3            350           404,250
        Sr. Notes
        8.75%, 2/15/12                                              Caa2            600           608,250
       El Paso CGP Co.:
        Notes
        6.375%, 2/1/09                                              Caa1            250           224,375
        7.75%, 6/15/10                                              Caa1            250           237,187
       El Paso Corp.
        Sr. Notes
        7.00%, 5/15/11                                              Caa1            500           463,750
       El Paso Natural Gas
        Series A, Sr. Notes
        7.625%, 8/1/10                                                B1            250           258,125
   (2) El Paso Production
        Holding Co.
        Gtd.
        7.75%, 6/1/13                                                 B2            750           742,500
       Frontier Oil Corp.
        Sr. Notes
        11.75%, 11/15/09                                              B2          1,000         1,135,000
   (2) Gemstone Investors Ltd.
        Gtd.
        7.71%, 10/31/04                                             Caa1   $        450   $       456,750
       Giant Industries, Inc.
        Gtd.
        11.00%, 5/15/12                                               B3            250           271,250
       Gulfterra Energy Partner
        Gtd.
        10.625%, 12/1/12                                              B1            100           124,500
   (2) Reliant Resources, Inc.
        Secured
        9.50%, 7/15/13                                                B1            500           537,500
       Trico Marine Services, Inc.
        Gtd.
        8.875%, 5/15/12                                             Caa1            500           367,500
       Williams Cos., Inc.
        Notes
        6.50%, 8/1/06                                                 B3            750           780,000
                                                                                          ---------------
            GROUP TOTAL                                                                         6,610,937
                                                                                          ---------------

ENVIRONMENTAL SERVICES (0.2%)
       Allied Waste North
        America, Inc.
        Series B, Gtd.
        7.875%, 1/1/09                                               Ba3            490           513,275

FINANCE (1.5%)
       Westfed Holdings:
        Sr. Debentures
   (1)  15.50%, 9/15/99                                              N/R          2,000         3,200,000
   (4)  25.00%, 8/22/09                                              N/R             80            80,000
                                                                                          ---------------
            GROUP TOTAL                                                                         3,280,000
                                                                                          ---------------

FOOD PROCESSORS/BEVERAGE/BOTTLING (2.4%)
   (1) Archibald Candy Corp.
        Gtd.
        10.00%, 11/1/07                                              N/R            455           175,274
   (1) Aurora Foods, Inc.
        Series B, Sr. Sub. Notes
        9.875%, 2/15/07                                              N/R          1,250           993,750
       B&G Foods, Inc.
        Series D, Gtd.
        9.625%, 8/1/07                                                B3            700           725,375
       Birds Eye Foods, Inc.
        Gtd.
        11.875%, 11/1/08                                              B3            124           132,370
       Eagle Family Foods
        Series B, Gtd.
        8.75%, 1/15/08                                              Caa2            471           345,817
       Land O'Lakes, Inc.
        Sr. Notes
        8.75%, 11/15/11                                               B3            800           704,000
   (2) Le-Natures, Inc.
        Sr. Sub. Notes
        9.00%, 6/15/13                                                B3            200           212,000
       National Wine & Spirits,
        Inc.
        Gtd.
        10.125%, 1/15/09                                              B3            220           199,100
       Premier International
        Foods plc
        Yankee Sr. Notes
        12.00%, 9/1/09                                                B3          1,100         1,210,000

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Swift & Co.:
       Gtd.
        10.125%, 10/1/09                                              B1   $        250   $       266,250
   (2)  Sr. Sub. Notes
        12.50%, 1/1/10                                                B2            300           322,500
                                                                                          ---------------
            GROUP TOTAL                                                                         5,286,436
                                                                                          ---------------

GAMING (7.9%)
       Ameristar Casinos, Inc.
        Gtd.
        10.75%, 2/15/09                                               B2            970         1,120,350
       Argosy Gaming Co.:
        Gtd.
        10.75%, 6/1/09                                                B2            250           271,250
        Sr. Sub. Notes
        9.00%, 9/1/11                                                 B2            250           278,125
       Aztar Corp.
        Sr. Sub. Notes
        8.875%, 5/15/07                                              Ba3            750           786,562
       Boyd Gaming Corp.
        Gtd.
        9.25%, 8/1/09                                                Ba3            600           673,500
   (2) Chukchansi Economic
        Development Authority
        Sr. Notes
        14.50%, 6/15/09                                              N/R          1,000         1,220,000
       Circus & Eldorado/Silver
        Legacy Capital Corp.
        First Mortgage Notes
        10.125%, 3/1/12                                               B1            500           521,250
       Coast Hotels &
        Casinos, Inc.
        Gtd.
        9.50%, 4/1/09                                                 B2            700           743,750
   (2) Hard Rock Hotel, Inc.
        Notes
        8.875%, 6/1/13                                                B3          1,800         1,926,000
       Horseshoe Gaming
        Holdings Corp.
        Series B, Gtd.
        8.625%, 5/15/09                                               B2          1,000         1,061,250
       Isle of Capri Casinos, Inc.
        Gtd.
        8.75%, 4/15/09                                                B2            650           685,750
       MGM Mirage, Inc.
        Gtd.
        9.75%, 6/1/07                                                Ba2            100           114,500
   (2) Majestic Star Casino LLC
        Gtd.
        9.50%, 10/15/10                                               B2            900           927,000
       Mikohn Gaming Corp.
        Series B, Gtd.
        11.875%, 8/15/08                                              B3            800           812,000
       Mohegan Tribal Gaming
        Authority
        Sr. Notes
        8.125%, 1/1/06                                               Ba2            950         1,028,375
       Old Evangeline Downs
        LLC
        Gtd.
        13.00%, 3/1/10                                               N/R            500           540,000
       Park Place Entertainment
        Corp.:
        Sr. Sub. Notes
        7.875%, 12/15/05                                             Ba2   $        250   $       268,437
        9.375%, 2/15/07                                              Ba2            500           567,500
       Penn National Gaming, Inc.
        Series B, Gtd.
        11.125%, 3/1/08                                               B3            850           958,375
       Riviera Holdings Corp.
        Gtd.
        11.00%, 6/15/10                                               B2            700           729,750
       Six Flags, Inc.
        Sr. Notes
        9.75%, 6/15/07                                                B2            150           157,312
       Venetian Casino
        Resort LLC
        Gtd.
        11.00%, 6/15/10                                               B3            180           209,700
   (2) Waterford Gaming LLC
        Sr. Notes
        8.625%, 9/15/12                                               B1            248           264,120
   (1) Windsor Woodmont
        Black Hawk
        Series B, First Mortgage
        Notes
        13.00%, 3/15/05                                              N/R          1,450           953,375
       Wynn Las Vegas LLC/
        Wynn Las Vegas
        Capital Corp.
        Second Mortgage
        12.00%, 11/1/10                                               B3            400           473,000
                                                                                          ---------------
            GROUP TOTAL                                                                        17,291,231
                                                                                          ---------------

HEALTHCARE FACILITIES/SUPPLIES (2.3%)
   (2) Ardent Health Services
        Sr. Sub. Notes
        10.00%, 8/15/13                                               B3            250           273,750
       Beverly Enterprises, Inc.
        Sr. Notes
        9.625%, 4/15/09                                               B1            485           537,137
       Concentra Operating Corp.
        Gtd.
        9.50%, 8/15/10                                                B3            250           271,250
       Extendicare Health
        Services, Inc.
        Gtd.
        9.35%, 12/15/07                                               B3            710           734,850
       Fisher Scientific
        International, Inc.
        Sr. Sub. Notes
        8.125%, 5/1/12                                                B2            260           280,150
       Healthsouth Corp.
        Notes
        7.625%, 6/1/12                                               N/R            300           282,000
       IASIS Healthcare Corp.
        Gtd.
        8.50%, 10/15/09                                               B3            250           261,875
   (1) Magellan Health
        Services, Inc.
        Sr. Sub. Notes
        9.00%, 2/15/08                                               N/R            500           372,500

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Medquest, Inc.
        Series B, Gtd.
        11.875%, 8/15/12                                              B3   $        600   $       658,500
   (2) Triad Hospitals, Inc.
        Sr. Sub. Notes
        7.00%, 11/15/13                                               B3          1,000         1,012,500
   (2) Universal Hospital
        Services, Inc.
        Sr. Notes
        10.125%, 11/1/11                                              B3            250           263,750
                                                                                          ---------------
            GROUP TOTAL                                                                         4,948,262
                                                                                          ---------------

HOME BUILDERS (0.7%)
       Tech Olympic USA, Inc.
        Gtd.
        9.00%, 7/1/10                                                Ba3            500           540,000
       Toll Corp.
        Sr. Sub. Notes
        8.25%, 12/1/11                                               Ba2            250           277,187
       WCI Communities, Inc.
        Gtd.
        10.625%, 2/15/11                                             Ba3            650           737,750
                                                                                          ---------------
            GROUP TOTAL                                                                         1,554,937
                                                                                          ---------------

INDUSTRIAL (0.8%)
   (2) Amsted Industries, Inc.
        Sr. Notes
        10.25%, 10/15/11                                              B3            250           277,500
       Amtrol, Inc.
        Sr. Sub. Notes
        10.625%, 12/31/06                                           Caa3            600           414,000
       GSI Group, Inc.
        Gtd.
        10.25%, 11/1/07                                             Caa1            518           365,484
       International Utility
        Structures, Inc.:
        Sub. Notes
        13.00%, 2/1/08                                               N/R            924             9,240
   (1)  Yankee Sr. Sub. Notes
        10.75%, 2/1/08                                               N/R            800           188,000
       Wolverine Tube, Inc.
        Gtd.
        10.50%, 4/1/09                                                B3            550           563,750
                                                                                          ---------------
            GROUP TOTAL                                                                         1,817,974
                                                                                          ---------------

LEISURE (2.7%)
       AMC Entertainment, Inc.:
        Sr. Sub. Notes
        9.50%, 3/15/09                                              Caa1            250           258,750
        9.875%, 2/1/12                                              Caa1            800           894,000
        Bluegreen Corp.
        Series B, Gtd.
        10.50%, 4/1/08                                                B3          1,000         1,020,000
       Booth Creek Ski
        Holdings, Inc.
        Series B, Gtd.
        12.50%, 3/15/07                                             Caa1          1,147         1,152,735
       Cinemark USA, Inc.
        Sr. Sub. Notes
        9.00%, 2/1/13                                                 B3            250           282,500
       Intrawest Corp.:
        Gtd.
        10.50%, 2/1/10                                                B1   $        250   $       277,500
   (2)  Sr. Notes
        7.50%, 10/15/13                                               B1            250           261,250
       Scientific Games Corp.
        Series B, Gtd.
        12.50%, 8/15/10                                               B2            691           820,562
       Six Flags, Inc.:
        Sr. Notes
        9.75%, 4/15/13                                                B2            400           423,000
   (2)  9.625%, 6/1/14                                                B2            500           525,000
                                                                                          ---------------
            GROUP TOTAL                                                                         5,915,297
                                                                                          ---------------

LODGING (1.2%)
       CapStar Hotel Co.
        Sr. Sub. Notes
        8.75%, 8/15/07                                              Caa1            250           254,375
       Felcor Lodging LP
        Gtd.
        8.50%, 6/1/11                                                 B1            425           463,250
       HMH Properties, Inc.
        Series B, Gtd.
        7.875%, 8/1/08                                               Ba3            500           522,500
       Host Marriot LP
        Series I, Gtd.
        9.50%, 1/15/07                                               Ba3            600           670,500
   (2) Inn of the Mountain Gods
        Sr. Notes
        12.00%, 11/15/10                                            Caa1            400           427,000
       John Q. Hammons Hotel LP
        Series B, First
        Mortgage Notes
        8.875%, 5/15/12                                               B2            300           332,250
                                                                                          ---------------
            GROUP TOTAL                                                                         2,669,875
                                                                                          ---------------

METALS & MINING (0.7%)
       AK Steel Corp.
        Gtd.
        7.875%, 2/15/09                                               B3            250           220,625
       Earle M. Jorgensen Co.
        Secured
        9.75%, 6/1/12                                                 B2            500           557,500
   (2) Gerdau Ameristeel Corp.
        Sr. Notes
        10.375%, 7/15/11                                              B2            250           277,500
       Metallurg, Inc.
        Series B, Gtd.
        11.00%, 12/1/07                                               Ca            571           322,332
(1)(2) Ormet Corp.
        Gtd.
        11.00%, 8/15/08                                              N/R            750           198,750
                                                                                          ---------------
            GROUP TOTAL                                                                         1,576,707
                                                                                          ---------------

OIL EQUIPMENT (0.9%)
       Key Energy Services, Inc.
        Series B, Gtd. Sr. Sub. Notes
        14.00%, 1/15/09                                              Ba3          1,024         1,103,360

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Parker Drilling Co.
        Series B, Gtd.
        10.125%, 11/15/09                                             B2   $        900   $       958,500
                                                                                          ---------------
            GROUP TOTAL                                                                         2,061,860
                                                                                          ---------------

PAPER & FOREST PRODUCTS (3.8%)
       Ainsworth Lumber Co., Ltd.
        Yankee Sr. Notes
        12.50%, 7/15/07                                               B3          1,250         1,475,000
       Appleton Papers, Inc.
        Series B, Gtd.
        12.50%, 12/15/08                                              B3            700           794,500
       Caraustar Industries, Inc.
        Gtd.
        9.875%, 4/1/11                                                B2            400           434,000
   (1) Doman Industries Ltd.
        Yankee Gtd.
        12.00%, 7/1/04                                               N/R            300           316,500
       Fonda Group, Inc.
        Series B, Sr. Sub. Notes
        9.50%, 3/1/07                                               Caa2          1,000           997,500
       Four M Corp.
        Series B, Sr. Notes
        12.00%, 6/1/06                                                B3            900           900,000
       Georgia-Pacific Corp.
        Gtd.
        9.375%, 2/1/13                                               Ba2          1,000         1,155,000
       JSG Funding plc
        Global Sr. Notes
        9.625%, 10/1/12                                               B2            500           562,500
       Stone Container Corp.
        Sr. Notes
        8.375%, 7/1/12                                                B2            600           654,000
   (2) Stone Container Finance Co.
        Yankee Gtd. Sr. Notes
        11.50%, 8/15/06                                               B2            780           822,900
       Tembec Industries, Inc.
        Yankee Gtd.
        8.625%, 6/30/09                                              Ba3            250           258,750
                                                                                          ---------------
            GROUP TOTAL                                                                         8,370,650
                                                                                          ---------------

PHARMACEUTICALS (0.1%)
   (2) Quintiles Transnational
        Corp.
        Sr. Sub. Notes
        10.00%, 10/1/13                                               B3            250           271,250

PUBLISHING (1.7%)
       Dex Media East LLC:
        Gtd.
        12.125%, 11/15/12                                             B3            350           432,250
   (2)  Notes
        8.00%, 11/15/13                                             Caa1            250           263,750
   (2) Haights Cross
        Operating Co.
        Sr. Notes
        11.75%, 8/15/11                                             Caa1            350           362,250
   (2) Hollinger, Inc.
        Secured
        11.875%, 3/1/11                                               B3            500           545,625
       Houghton Mifflin Co.:
(2)(3)  Sr. Discount Notes
        0.00%, 10/15/13                                             Caa1   $        250   $       159,375
        Sr. Notes
        8.25%, 2/1/11                                                 B2            300           322,500
       Liberty Group Publishing,
        Inc.
        Debentures
        11.625%, 2/1/09                                             Caa2            900           905,625
   (2) PRIMEDIA, Inc.
        Sr. Notes
        8.00%, 5/15/13                                                B3            400           410,000
   (1) Premier Graphics, Inc.
        Gtd.
        11.50%, 12/1/05                                              N/R          2,000                 0
   (2) Sheridan Acquisition CRP
        Secured
        10.25%, 8/15/11                                               B1            300           319,875
                                                                                          ---------------
            GROUP TOTAL                                                                         3,721,250
                                                                                          ---------------

RESTAURANTS (2.1%)
       American Restaurant
        Group, Inc.
        Series D, Gtd.
        11.50%, 11/1/06                                             Caa2          1,143           577,215
        Buffets, Inc.
        Sr. Sub. Notes
        11.25%, 7/15/10                                               B3            500           538,750
       CKE Restaurants, Inc.
        Gtd.
        9.125%, 5/1/09                                                B3            350           360,500
       Carrols Corp.
        Gtd.
        9.50%, 12/1/08                                                B3            150           153,000
       Denny's Corp.
        Sr. Notes
        11.25%, 1/15/08                                               Ca            500           347,500
   (2) El Pollo Loco, Inc.
        Secured
        9.25%, 12/15/09                                               B2            250           254,375
       Friendly Ice Cream Corp.
        Gtd.
        10.50%, 12/1/07                                               B3            950           989,187
   (2) Morton's Restaurant
        Group, Inc.
        Secured
        7.50%, 7/1/10                                                 B2            250           236,250
   (2) O' Charley's, Inc.
        Sr. Sub. Notes
        9.00%, 11/1/13                                               Ba3            400           404,000
       Romacorp, Inc.
        Sr. Notes
        10.50%, 12/31/08                                              Ca          1,102           722,072
       Sbarro, Inc.
        Gtd.
        11.00%, 9/15/09                                             Caa2            125            99,375
                                                                                          ---------------
            GROUP TOTAL                                                                         4,682,224
                                                                                          ---------------

RETAIL - FOOD & DRUG (1.1%)
       Herbalife
        International, Inc.
        Gtd.
        11.75%, 7/15/10                                               B3            500           585,000

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Pantry, Inc.
        Gtd. Sr. Sub. Notes
        10.25%, 10/15/07                                              B3   $        750   $       780,000
       Roundy's, Inc.
        Series B, Gtd.
        8.875%, 6/15/12                                               B2            200           214,500
       Stater Brothers
        Holdings, Inc.
        Sr. Notes
        10.75%, 8/15/06                                               B2            750           794,063
                                                                                          ---------------
            GROUP TOTAL                                                                         2,373,563
                                                                                          ---------------

RETAIL STORES (1.6%)
       Asbury Automotive
        Group Co.
        Gtd.
        9.00%, 6/15/12                                                B3            250           265,625
       Finlay Fine Jewelry Corp.
        Gtd. Sr. Notes
        8.375%, 5/1/08                                                B1            600           624,000
   (1) Flooring America, Inc.
        Series B, Gtd.
        9.25%, 10/15/07                                              N/R            703                70
       Michaels Stores, Inc.
        Sr. Notes
        9.25%, 7/1/09                                                Ba1            400           443,500
       NBTY, Inc.
        Series B, Sr. Sub. Notes
        8.625%, 9/15/07                                               B1            400           412,000
       PEP Boys-Manny
        Moe & Jack
        Notes
        7.00%, 6/1/05                                                 B2            800           820,000
       PETCO Animal Supplies,
        Inc.
        Sr. Sub. Notes
        10.75%, 11/1/11                                               B2            300           352,500
   (2) Perry Ellis International,
        Inc.
        Sr. Sub. Notes
        8.875%, 9/15/13                                               B3            250           264,375
       United Auto Group, Inc.
        Gtd.
        9.625%, 3/15/12                                               B3            250           281,250
                                                                                          ---------------
            GROUP TOTAL                                                                         3,463,320
                                                                                          ---------------

SATELLITE (1.2%)
       Echostar DBS Corp.:
        Sr. Notes
        9.125%, 1/15/09                                              Ba3            195           219,131
        9.375%, 2/1/09                                               Ba3            750           788,438
       PanAmSat Corp.
        Gtd.
        8.50%, 2/1/12                                                Ba3            500           557,500
       Pegasus Communications
        Corp.
        Series B, Sr. Notes
        12.50%, 8/1/07                                                Ca          1,000           950,000
   (3) Pegasus Satellite
        Communications, Inc.
        Sr. Discount Notes
        0.00%, 3/1/07                                                  C            250           212,813
                                                                                          ---------------
            GROUP TOTAL                                                                         2,727,882
                                                                                          ---------------

SECONDARY OIL & GAS PRODUCERS (4.4%)
       Chesapeake Energy Corp.
        Gtd.
        8.125%, 4/1/11                                               Ba3   $        850   $       947,750
       Continental Resources, Inc.
        Gtd. Sr. Sub. Notes
        10.25%, 8/1/08                                              Caa1            925           934,250
       Forest Oil Corp.
        Sr. Notes
        8.00%, 6/15/08                                               Ba3            900           985,500
       Pemex Project Funding
        Master Trust:
        Gtd.
        8.50%, 2/15/08                                              Baa1             45            51,525
        Series REGS, Gtd.
        7.75%, 8/2/07                                               Baa1          1,825         2,496,079
        6.625%, 4/4/10                                              Baa1          1,065         1,390,824
       Plains E&P Co.
        Series B, Gtd.
        8.75%, 7/1/12                                                 B2            300           331,125
       Pogo Producing Co.:
        Series B, Sr. Sub. Notes
        10.375%, 2/15/09                                             Ba3            250           266,250
        8.25%, 4/15/11                                               Ba3            550           616,000
       Vintage Petroleum, Inc.
        Sr. Sub. Notes
        7.875%, 5/15/11                                               B1            700           742,000
       Wiser Oil Co.
        Gtd.
        Sr. Sub. Notes
        9.50%, 5/15/07                                              Caa3            800           796,000
                                                                                          ---------------
            GROUP TOTAL                                                                         9,557,303
                                                                                          ---------------

SERVICES (4.2%)
       APCOA, Inc.
        Gtd. Sr. Sub. Notes
        9.25%, 3/15/08                                              Caa3            377           137,605
   (2) Advanstar
        Communications, Inc.
        Secured
        10.75%, 8/15/10                                               B3            400           435,000
   (2) American Color Graphics
        Notes
        10.00%, 6/15/10                                               B3            800           824,000
       Brand Services, Inc.
        Gtd.
        12.00%, 10/15/12                                              B3            600           696,750
       Diamond Triumph Auto
        Glass, Inc.
        Gtd.
        9.25%, 4/1/08                                                 B3            500           452,500
       IESI Corp.
        Gtd.
        10.25%, 6/15/12                                               B3            500           558,125
       Integrated Electrical
        Services, Inc.
        Series C, Gtd.
        9.375%, 2/1/09                                                B2            625           659,375
       Iron Mountain, Inc.:
        Gtd.
        8.625%, 4/1/13                                                B2            500           542,500
        7.75%, 1/15/15                                                B2            250           263,125
       La Petite Academy, Inc.
        Series B, Gtd.
        10.00%, 5/15/08                                               Ca          1,300           786,500

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Muzak LLC/Muzak
        Finance Corp.:
        Gtd.
        9.875%, 3/15/09                                             Caa1   $        650   $       631,313
        Sr. Notes
        10.00%, 2/15/09                                               B3            300           321,000
   (2) Rent-Way, Inc.
        Secured
        11.875%, 6/15/10                                              B3            500           560,000
       Salton, Inc.
        Sr. Sub. Notes
        12.25%, 4/15/08                                               B3            750           802,500
       United Rentals, Inc.
        Series B, Gtd.
        9.25%, 1/15/09                                                B2            600           633,000
   (2) United Rentals NA, Inc.
        Sr. Sub. Notes
        7.75%, 11/15/13                                               B2            800           821,000
                                                                                          ---------------
            GROUP TOTAL                                                                         9,124,293
                                                                                          ---------------

TECHNOLOGY (2.3%)
       AMI Semiconductor, Inc.
        Gtd.
        10.75%, 2/1/13                                                B3            163           195,193
       Amkor Technology, Inc.:
        Global Sr. Notes
        9.25%, 2/15/08                                                B1            350           399,000
        Sr. Notes
        7.75%, 5/15/13                                                B1            500           538,750
       Ampex Corp.
        Secured
        12.00%, 8/15/08                                              N/R          1,658           248,774
       Avaya, Inc.
        Secured
        11.125%, 4/1/09                                               B2            250           293,750
       DigitalNet Holdings, Inc.
        Sr. Notes
        9.00%, 7/15/10                                                B2            162           176,175
       Lucent Technologies, Inc.:
        Notes
        7.25%, 7/15/06                                              Caa1            340           346,800
        5.50%, 11/15/08                                             Caa1            550           514,250
       Nortel Network Corp.
        Convertible
        4.25%, 9/1/08                                                 B3            250           237,813
       Sanmina-SCI Corp.
        Gtd.
        10.375%, 1/15/10                                             Ba2            900         1,057,500
       Unisys Corp.
        Sr. Notes
        7.875%, 4/1/08                                               Ba1            250           260,313
   (2) Viasystems, Inc.
        Sr. Sub. Notes
        10.50%, 1/15/11                                             Caa2            200           214,500
       Xerox Corp.
        Sr. Notes
        7.625%, 6/15/13                                               B1            550           596,750
                                                                                          ---------------
            GROUP TOTAL                                                                         5,079,568
                                                                                          ---------------

TEXTILE/APPAREL/SHOE MANUFACTURING (1.1%)
   (1) Advanced Glassfiber
        Yarns LLC
        Sr. Sub. Notes
        9.875%, 1/15/09                                              N/R   $        150   $         7,500
       BGF Industries, Inc.
        Series B, Sr. Sub. Notes
        10.25%, 1/15/09                                               Ca            250           190,625
       Levi Strauss & Co.:
        Notes
        7.00%, 11/1/06                                                Ca            515           333,463
        Sr. Notes
        12.25%, 12/15/12                                              Ca            735           481,425
       Phillips-Van Heusen Corp.
        Sr. Sub. Notes
        9.50%, 5/1/08                                                 B3            760           794,200
       Tropical Sportswear
        International Corp.
        Series A, Gtd.
        11.00%, 6/15/08                                             Caa1            700           570,500
                                                                                          ---------------
            GROUP TOTAL                                                                         2,377,713
                                                                                          ---------------

TOWER (0.5%)
   (2) American Towers, Inc.
        Gtd.
        7.25%, 12/1/11                                                B3            500           511,250
   (2) Crown Castle International
        Corp.
        Sr. Notes
        7.50%, 12/1/13                                                B3            400           404,000
(2)(3) SBA Telecomm/SBA Comm.
        Sr. Discount Notes
        0.00%, 12/15/11                                              N/R            300           213,000
                                                                                          ---------------
            GROUP TOTAL                                                                         1,128,250
                                                                                          ---------------

TRANSPORTATION (0.7%)
       Sea Containers Ltd.
        Series B, Yankee Sr. Notes
        10.75%, 10/15/06                                              B3            700           721,000
   (2) Ship Finance
        International Ltd.
        Sr. Notes
        8.50%, 12/15/13                                               B2            750           746,250
                                                                                          ---------------
            GROUP TOTAL                                                                         1,467,250
                                                                                          ---------------

UTILITIES (2.7%)
       AES Corp.:
        Sr. Notes
        8.00%, 12/31/08                                               B3            250           251,250
        9.50%, 6/1/09                                                 B3             48            53,460
       Aquila, Inc.
        Sr. Notes
        7.625%, 11/15/09                                            Caa1            250           246,875
       Calpine Canada Energy
        Finance LLC
        Gtd.
        8.50%, 5/1/08                                               Caa1            317           254,393

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
       Calpine Corp.:
   (2)  Secured
        8.50%, 7/15/10                                                B2   $        850   $       833,000
        Sr. Notes
        7.75%, 4/15/09                                              Caa1            800           620,000
       CMS Energy Corp.:
        Sr. Notes
        7.50%, 1/15/09                                                B3            700           724,500
   (2)  7.75%, 8/1/10                                                 B3            250           264,063
       Cogentrix Energy, Inc.
        Series B, Gtd.
        8.75%, 10/15/08                                               B1            900           911,250
       Edison Mission Energy
        Sr. Notes
        7.73%, 6/15/09                                                B2            400           383,000
       Mirant Americas
        Generation LLC
        Sr. Notes
        7.625%, 5/1/06                                               N/R            600           510,000
(1)(2) Mirant Corp.
        Sr. Notes
        7.40%, 7/15/04                                               N/R            300           195,000
       Sierra Pacific Resources
        Notes
        8.75%, 5/15/05                                                B2            500           518,125
       TNP Enterprises, Inc.
        Series B, Sr. Sub. Notes
        10.25%, 4/1/10                                               Ba3            250           273,750
                                                                                          ---------------
            GROUP TOTAL                                                                         6,038,666
                                                                                          ---------------

WIRELESS (3.9%)
       ACC Escrow Corp.
        Sr. Notes
        10.00%, 8/1/11                                                B2            300           336,000
   (3) Alamosa Holdings, Inc.
        Gtd.
        0.00%, 2/15/10                                               N/R            800           640,000
       Centennial Cellular
        Operating Co./
        Centennial
        Communications Corp.
        Gtd.
        10.125%, 6/15/13                                            Caa1            400           441,000
       Dobson Communications
        Corp.
        Sr. Notes
        8.875%, 10/1/13                                               B3            300           305,250
       iPCS, Inc.
        Sr. Discount Notes
        14.00%, 7/15/10                                              N/R            250            35,000
       IWO Holdings, Inc.
        Gtd.
        14.00%, 1/15/11                                               Ca            550            85,250
   (2) Millicom International
        Cellular S.A.
        Sr. Notes
        10.00%, 12/1/13                                               B3            500           530,000
       Nextel
        Communications, Inc.
        Sr. Notes
        7.375%, 8/1/15                                                B2            250           270,000
       Nextel Partners, Inc.:
        Sr. Notes
        11.00%, 3/15/10                                             Caa1   $        400   $       444,000
        8.125%, 7/1/11                                              Caa1            750           802,500
       PTC International
        Finance II SA
        Yankee Gtd.
        11.25%, 12/1/09                                              Ba3            500           552,500
       Rogers Cantel, Inc.
        Yankee Sr. Secured
        Debentures
        9.375%, 6/1/08                                               Ba3            350           367,938
       Rural Cellular Corp.
        Sr. Sub. Notes
        9.75%, 1/15/10                                              Caa2          1,450         1,424,625
       Triton PCS, Inc.
        Gtd.
        8.50%, 6/1/13                                                 B2            750           810,000
   (3) U.S. Unwired, Inc.
        Series B, Gtd.
        0.00%, 11/1/09                                              Caa2          1,000           730,000
   (3) Ubiquitel Operating Co.
        Gtd.
        0.00%, 4/15/10                                                 C            500           352,500
       Western Wireless Corp.
        Sr. Notes
        9.25%, 7/15/13                                              Caa1            500           530,000
                                                                                          ---------------
            GROUP TOTAL                                                                         8,656,563
                                                                                          ---------------

TOTAL CORPORATE OBLIGATIONS
 (Cost $181,437,620)                                                                          180,070,138
                                                                                          ---------------

                                                                              SHARES/
                                                                               UNITS
---------------------------------------------------------------------------------------------------------
COMMON STOCKS (1.1%)

BROADCAST/OUTDOOR (0.1%)
      (5) Equinix, Inc.                                                           5,567           156,989

CABLE (0.3%)
      (5) NTL Europe, Inc.                                                            3                 0
      (5) NTL, Inc.                                                              10,155           708,311
                                                                                          ---------------
               GROUP TOTAL                                                                        708,311
                                                                                          ---------------

CAPITAL GOODS (0.0%)
      (5) Motels of America LLC                                                     750             3,000

CONTAINERS (0.0%)
   (4)(5) Continental AFA
           Dispensing Co.                                                        20,689            98,273

FINANCE (0.0%)
(4)(5)(6) Westfed Holdings, Inc.
           Class B (acquired 9/20/88,
           cost $510)                                                            16,893               169

FOOD PROCESSORS/BEVERAGE/BOTTLING (0.0%)
   (2)(5) Specialty Foods Corp.                                                  52,500               525

    The accompanying notes are an integral part of the financial statements.

                                                                              SHARES/          VALUE
                                                                               UNITS         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
INDUSTRIAL (0.1%)
   (4)(5) Doskocil Manufacturing Co.                                             36,000   $       126,000
   (4)(5) First Wave Marine, Inc.                                                 2,105            13,156
                                                                                          ---------------
                 GROUP TOTAL                                                                      139,156
                                                                                          ---------------

METALS & MINING (0.0%)
      (5) Sheffield Steel Corp.                                                   8,750                88

PAPER & FOREST PRODUCTS (0.0%)
      (5) Digitalglobe, Inc.                                                     69,987            69,987

RETAIL- FOOD & DRUG (0.0%)
   (4)(5) Archibald Candy Corp.                                                   2,030            50,750

RETAIL STORES (0.0%)
   (4)(5) Safelite Glass Corp.
           Class B                                                               12,903            64,515
   (4)(5) Safelite Realty Corp.                                                     871             8,710
                                                                                          ---------------
                 GROUP TOTAL                                                                       73,225
                                                                                          ---------------

SECONDARY OIL & GAS PRODUCERS (0.1%)
   (4)(5) Southwest Royalties, Inc.
           Class A                                                               16,736           253,210

SERVICES (0.1%)
   (2)(5) Mail Well, Inc.                                                        31,958           147,327

TEXTILE/APPAREL/SHOE MANUFACTURING (0.2%)
   (4)(5) HCI Direct, Inc.
           Class A                                                               18,578            92,890
      (5) Safety Components
           International, Inc.                                                   26,759           324,453
                                                                                          ---------------
                 GROUP TOTAL                                                                      417,343
                                                                                          ---------------

WIRELESS (0.2%)
      (5) Dobson Communications Corp.
           Class A                                                               57,927           380,580
   (2)(5) OpTel, Inc.                                                               750                 8
                                                                                          ---------------
                 GROUP TOTAL                                                                      380,588
                                                                                          ---------------

TOTAL COMMON STOCKS
 (Cost $4,884,935)                                                                              2,498,941
                                                                                          ---------------

PREFERRED STOCKS (0.3%)

CABLE (0.1%)
      (5) Adelphia
           Communications Corp.
           13% Cum. Exchangeable
           Series B                                                               7,500           114,375
      (5) DIVA Systems Corp.
           Series D                                                              56,913                 0
                                                                                          ---------------
                 GROUP TOTAL                                                                      114,375
                                                                                          ---------------

FINANCE (0.0%)
(4)(5)(6) Westfed Holdings, Inc.
           Class A (acquired 9/20/88-
           6/18/93, cost $4,815,472)                                             57,005   $        14,251
                                                                                          ---------------

RESTAURANTS (0.0%)
   (5)(7) AmeriKing, Inc.
           13% Cum. Exchangeable                                                 40,375               404
                                                                                          ---------------

WIRELESS (0.2%)
      (2) Dobson Communications
           Corp.
           6% Conv. preferred                                                       900           154,350
   (5)(7) Rural Cellular Corp.
           11.375% Sr. Exchangeable                                                 426           333,345
                                                                                          ---------------
                 GROUP TOTAL                                                                      487,695
                                                                                          ---------------

TOTAL PREFERRED STOCKS
 (Cost $7,262,984)                                                                                616,725
                                                                                          ---------------

WARRANTS (0.0%)
   (4)(5) Carrier1 International S.A.
           expiring 2/19/09                                                         300                 0
      (5) Colt Telecom Group plc
           expiring 12/31/06                                                        400             9,786
      (5) DIVA Systems Corp.:
           expiring 5/15/06                                                       2,315                 0
           expiring 3/1/08                                                       11,655                 0
   (2)(5) Dayton Superior Corp.
           expiring 6/15/09                                                       1,250                13
   (2)(5) Decrane Aircraft Holdings
           expiring 9/30/08                                                         800                 8
      (5) Loral Space &
           Communications
           expiring 12/27/06                                                      6,290                63
      (5) Mikohn Gaming Corp.
           expiring 8/15/08                                                       3,000                23
      (5) NTL, Inc.
           expiring 1/13/11                                                           4                39
      (5) Pegasus Communications Corp.
           expiring 1/1/07                                                          250                 3
   (2)(5) Pliant Corp.
           expiring 6/1/10                                                          747                37
   (4)(5) Safelite Glass Corp.:
           Class A
           expiring 9/29/06                                                      31,622               316
           Class B
           expiring 9/29/07                                                      21,081               211
      (5) Star Choice Communications, Inc.
           expiring 12/5/05                                                      16,212            50,167
   (4)(5) Windsor Woodmont
           Black Hawk
           expiring 3/15/10                                                         100                 0

TOTAL WARRANTS
 (Cost $85,923)                                                                                    60,666
                                                                                          ---------------

TOTAL DOMESTIC SECURITIES
 (Cost $193,671,462)                                                                          183,246,470
                                                                                          ---------------

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES (13.4%)
CORPORATE OBLIGATIONS (0.3%)
BRAZIL (0.3%)

   (2) Embratel
        Gtd.
        11.00%, 12/15/08                                              B2   USD $    500   $       515,000
                                                                                          ---------------

MALAYSIA (0.0%)
   (2) Petronas Capital, Ltd.
        Gtd.
        7.00%, 5/22/12                                               Baa1  USD       50            57,067
                                                                                          ---------------

TOTAL CORPORATE OBLIGATIONS
 (Cost $553,653)                                                                                  572,067
                                                                                          ---------------

GOVERNMENT OBLIGATIONS (13.1%)

ARGENTINA (0.1%)
   (8) Bocon PRO1
        Bonds
        2.67%, 4/1/07                                                 Ca   ARP      152             3,443
       Republic of Argentina
        Series 2031,
        Unsubordinated
        12.00%, 6/19/31                                               Ca   USD    1,060           268,975
                                                                                          ---------------
            GROUP TOTAL                                                                           272,418
                                                                                          ---------------

BELIZE (0.4%)
       Government of Belize
        Global Bonds
        9.50%, 8/15/12                                               Ba3   USD      815           818,099
                                                                                          ---------------

BRAZIL (2.0%)
       Federal Republic of Brazil:
        Bonds
        9.625%, 7/15/05                                               B2   USD    1,475         1,615,125
        Series 20YR, Bonds
        8.00%, 4/15/14                                                B2   USD      616           607,560
        Series 30YR,
        Collateralized
        2.125%, 4/15/24                                               B2   USD    2,520         2,196,200
                                                                                          ---------------
            GROUP TOTAL                                                                         4,418,885
                                                                                          ---------------

BULGARIA (0.3%)
       Republic of Bulgaria
        Series A, Collaterlized
        1.9375%, 7/28/12                                             Ba2   USD      699           692,548
                                                                                          ---------------

COLOMBIA (0.4%)
       Republic of Colombia
        Global Notes
        10.50%, 7/9/10                                               Ba2   USD      755           850,130
                                                                                          ---------------

DOMINICAN REPUBLIC (0.2%)
       Dominican Republic
        Series REGS, Notes
        9.04%, 1/23/13                                                B2   USD      600           458,540
                                                                                          ---------------

ECUADOR (0.5%)
       Republic of Ecuador
        Series REGS, Bonds
        7.00%, 8/15/30                                              Caa2   USD $  1,385   $     1,075,315
                                                                                          ---------------

GRENADA (0.3%)
       Government of Grenada
        Series REGS,
        Unsubordinated
        9.375%, 6/30/12                                              N/R   USD      660           683,770
                                                                                          ---------------

MEXICO (1.5%)
       United Mexican States:
        Bonds
        8.25%, 2/24/09                                              Baa2   USD    1,046         1,500,098
        8.25%, 2/24/09                                              Baa2   DEM    1,540         1,129,658
        8.625%, 3/12/08                                             Baa2   USD      520           613,600
                                                                                          ---------------
            GROUP TOTAL                                                                         3,243,356
                                                                                          ---------------

MOROCCO (0.2%)
       Kingdom of Morocco
        Series A, Foreign
        Government Gtd.
        2.5625%, 1/1/09                                              Ba1   USD      406           400,062
                                                                                          ---------------

PANAMA (0.2%)
       Republic of Panama
        Bonds
        10.75%, 5/15/20                                              Ba1   USD      370           445,850
                                                                                          ---------------

PERU (0.4%)
       Republic of Peru
        Notes
        9.125%, 2/21/12                                              Ba3   USD      790           884,800
                                                                                          ---------------

RUSSIA (3.7%)
       Ministry Finance of Russia:
        Series V, Debentures
        3.00%, 5/14/08                                               Ba2   USD    3,555         3,187,960
        Series VI, Debentures
        3.00%, 5/14/06                                               Ba1   USD      630           613,040
       Russian Federation:
        Series REGS,
        Unsubordinated
        5.00%, 3/31/30                                              Baa3   USD    3,475         3,340,344
   (2)  Unsubordinated
        11.00%, 7/24/18                                             Baa3   USD      785         1,061,713
                                                                                          ---------------
            GROUP TOTAL                                                                         8,203,057
                                                                                          ---------------

SOUTH AFRICA (0.9%)
       Republic of South Africa
        Global Notes
        9.125%, 5/19/09                                             Baa2   USD    1,570         1,895,775
                                                                                          ---------------

UKRAINE (0.7%)
       Ukraine Government
        Series REGS, Bonds
        7.65%, 6/11/13                                                B1   USD    1,600         1,673,610
                                                                                          ---------------

    The accompanying notes are an integral part of the financial statements.

                                                               MOODY'S         FACE
                                                               RATINGS        AMOUNT           VALUE
                                                             (UNAUDITED)       (000)         (NOTE 1-A)
---------------------------------------------------------------------------------------------------------
URUGUAY (0.3%)
       Republic of Uruguay:
        Bonds
        7.25%, 2/15/11                                                B3   USD $    510   $       442,425
        7.50%, 3/15/15                                                B3   USD      340           273,700
                                                                                          ---------------
            GROUP TOTAL                                                                           716,125
                                                                                          ---------------

VENEZUELA (1.0%)
       Republic of Venezuela:
        Series DL, Bonds
        2.125%, 12/18/07                                             N/R   USD      667           634,014
        Series REGS, Notes
        10.75%, 9/19/13                                              N/R   USD    1,430         1,528,646
                                                                                          ---------------
            GROUP TOTAL                                                                         2,162,660
                                                                                          ---------------

TOTAL GOVERNMENT OBLIGATIONS
 (Cost $27,663,900)                                                                            28,895,000
                                                                                          ---------------

TOTAL FOREIGN SECURITIES
 (Cost $28,217,553)                                                                            29,467,067
                                                                                          ---------------

TIME DEPOSIT (1.3%)
       Wachovia Bank
        (Grand Cayman)
        0.10%, 1/2/04
        (Cost $2,820,000)                                                                       2,820,000
                                                                                          ---------------

TOTAL INVESTMENTS (98.0%)
 (Cost $224,709,015)                                                                          215,533,537
                                                                                          ---------------

OTHER ASSETS IN EXCESS OF LIABILITIES (2.0%)
                                                                                                4,329,968
                                                                                          ---------------

NET ASSETS (100%)
       Applicable to 49,895,588 issued and outstanding
        $.001 par value shares (authorized 100,000,000
        shares)                                                                           $   219,863,505
                                                                                          ===============

N/R--Not Rated
ARP--Argenine Peso
(1) Defaulted security.
(2) 144A Security. Certain conditions for public sale may exist. Total market value of 144A securities owned at December 31, 2003 was $28,558,240 or 12.99% of net assets.
(3) Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
(4) Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors.
(5) Non-income producing security.
(6) Restricted as to private and public resale. Total cost of restricted securities at December 31, 2003 aggregated $4,815,982. Total market value of restricted securities owned at December 31, 2003 was $14,420 or 0.01% of net assets.
(7) Payment-in-kind preferred stocks. Market value includes accrued dividend.
(8) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at December 31, 2003.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                              DECEMBER 31, 2003
-------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $224,709,015) (Note 1-A)                            $   215,533,537
    Receivables:
      Receivable due from Advisor                                        34,958
      Interest Receivable (Note 1-B)                                  4,753,555
    Other Assets                                                         27,581
-------------------------------------------------------------------------------
         Total Assets                                               220,349,631
-------------------------------------------------------------------------------
LIABILITIES:
      Unrealized Depreciation on Forward
        Foreign Currency Exchange Contracts
        (Note 1-H)                                                       88,455
      Investment Advisory Fees (Note 2)                                 272,028
      Shareholders' Reports                                              75,945
      Shareholders' Servicing Fees                                       10,622
      Administrative Fees (Note 2)                                        9,733
      Audit Fees                                                          9,694
      Legal Fees                                                          8,648
      Custodian Fees                                                      8,067
      Other Liabilities                                                   1,789
      Directors' Fees                                                     1,145
-------------------------------------------------------------------------------
         Total Liabilities                                              486,126
-------------------------------------------------------------------------------
NET ASSETS                                                      $   219,863,505
                                                                ===============
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value                           $        49,896
    Capital Paid in Excess of Par Value                             391,475,870
    Distributions in Excess of Net
      Investment Income                                              (4,068,815)
    Accumulated Net Realized Loss on
      Investments                                                  (158,211,080)
    Unrealized Depreciation on
      Investments, Foreign Currency
      Contracts and Translations                                     (9,382,366)
-------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 49,895,588 ISSUED
    AND OUTSTANDING SHARES (AUTHORIZED
    100,000,000 SHARES)                                         $   219,863,505
                                                                ===============
NET ASSET VALUE PER SHARE                                       $          4.41
MARKET PRICE PER SHARE                                          $          4.50
===============================================================================

STATEMENT OF OPERATIONS

                                                                     YEAR ENDED
                                                              DECEMBER 31, 2003
-------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Net of foreign taxes withheld
      of $3,313) (Note 1-B)                                     $    19,950,025
    Dividends (Note 1-B)                                                 30,926
-------------------------------------------------------------------------------
      Total Income                                                   19,980,951
-------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note 2)                                 1,038,753
    Custodian Fees                                                      100,434
    Administrative Fees (Note 2)                                         98,258
    Shareholders' Reports                                                78,835
    Directors' Fees and Expenses                                         68,077
    Shareholders' Servicing Fees                                         64,277
    Legal Fees                                                           61,715
    Audit Fees                                                           45,532
    NYSE Fees                                                            40,900
    Miscellaneous                                                        31,403
-------------------------------------------------------------------------------
      Total Expenses                                                  1,628,184
-------------------------------------------------------------------------------
         Net Investment Income                                       18,352,767
-------------------------------------------------------------------------------
    Net Realized Loss on Investments and
      Foreign Currency (Note 1-B)                                    (5,436,579)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  ON INVESTMENTS, FOREIGN CURRENCY
  CONTRACTS AND TRANSLATIONS                                         34,311,753
-------------------------------------------------------------------------------
Net Realized Loss and Change in
  Unrealized Appreciation                                            28,875,174
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $    47,227,941
===============================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------------
                                                                                         2003              2002
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income                                                          $    18,352,767    $    21,151,823
    Net Realized Loss on Investments and Foreign Currency                               (5,436,579)       (56,450,987)
    Change in Unrealized Appreciation of Investments, Foreign
      Currency Contract and Translations                                                34,311,753         28,662,276
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         47,227,941         (6,636,888)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income                                                              (21,280,026)       (30,897,405)
    Return of Capital                                                                   (1,173,023)        (4,029,507)
---------------------------------------------------------------------------------------------------------------------
      Total Distributions                                                              (22,453,049)       (34,926,912)
---------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets                                             24,774,892        (41,563,800)
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period                                                                195,088,613        236,652,413
---------------------------------------------------------------------------------------------------------------------
    End of Period (Including distributions in excess of net investment income of
      ($4,068,815) and ($3,967,559), respectively.)                                $   219,863,505    $   195,088,613
=====================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                     YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 2003         2002       2001(2)        2000          1999         1998
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $    3.91    $    4.74    $    5.70     $    7.34    $    7.77    $    8.44
-------------------------------------------------------------------------------------------------------------------------
    Offering Costs                                   --           --           --            --           --           --
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income                          0.37         0.42         0.61+         0.67         0.75         0.71
    Net Realized and Unrealized Gain (Loss)
      on Investments and Futures Contracts         0.58        (0.55)       (0.85)        (1.55)       (0.46)       (0.66)
-------------------------------------------------------------------------------------------------------------------------
       Total from Investment Activities            0.95        (0.13)       (0.24)        (0.88)        0.29         0.05
-------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income                         (0.43)       (0.62)       (0.72)        (0.76)       (0.72)       (0.72)
    Return of Capital                             (0.02)       (0.08)          --            --           --           --
-------------------------------------------------------------------------------------------------------------------------
       Total Distributions                        (0.45)       (0.70)       (0.72)        (0.76)       (0.72)       (0.72)
-------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
 Issued through Rights Offering                      --           --           --            --           --           --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $    4.41    $    3.91    $    4.74     $    5.70    $    7.34    $    7.77
=========================================================================================================================
PER SHARE MARKET VALUE, END OF YEAR           $    4.50    $    3.88    $    4.98     $    5.56    $    6.06    $    7.56
=========================================================================================================================
TOTAL INVETMENT RETURN:
    Net Asset Value (1)                           24.59%       (5.26)%      (6.04)%      (12.37)%       4.50%        0.47%
    Market Value                                  28.11%      (10.52)%       1.15%         3.55%      (11.32)%      (5.68)%
=========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Year (Thousands)           $ 219,864    $ 195,089    $ 236,652     $ 197,817    $ 254,857    $ 269,507
Ratio of Expenses to Average Net Assets
 Including Expense Offsets                         0.78%        0.79%        1.07%         0.78%        0.78%        0.81%
Ratio of Expenses to Average Net Assets            0.78%        0.79%        1.07%         0.78%        0.78%        0.81%
Ratio of Net Investment Income to Average
 Net Assets                                        8.83%        9.93%       11.66%        10.10%        9.90%        8.59%
Portfolio Turnover Rate                            77.8%        61.1%        50.1%(3)      39.1%        43.5%        84.7%
-------------------------------------------------------------------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 1997         1996        1995#         1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $    8.12    $    8.63    $    8.05     $    9.00
-----------------------------------------------------------------------------------------------
    Offering Costs                                   --        (0.02)          --            --
-----------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income                          0.69         0.75         0.86          0.83
    Net Realized and Unrealized Gain (Loss)
      on Investments and Futures Contracts         0.39         0.18         0.48         (1.06)
-----------------------------------------------------------------------------------------------
       Total from Investment Activities            1.08         0.93         1.34         (0.23)
-----------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income                         (0.76)       (0.90)       (0.76)        (0.72)
    Return of Capital                                --           --           --            --
-----------------------------------------------------------------------------------------------
       Total Distributions                        (0.76)       (0.90)       (0.76)        (0.72)
-----------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
 Issued through Rights Offering                      --        (0.52)          --            --
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $    8.44    $    8.12    $    8.63     $    8.05
===============================================================================================
PER SHARE MARKET VALUE, END OF YEAR           $    8.75    $    7.63    $    7.88     $    7.00
===============================================================================================
TOTAL INVETMENT RETURN:
    Net Asset Value (1)                           14.03%       10.59%*      17.41%        (2.67)%
    Market Value                                  25.90%       10.05%*      24.34%        (9.48)%
===============================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Year (Thousands)           $ 291,959    $ 280,634    $ 210,441     $ 196,379
Ratio of Expenses to Average Net Assets
 Including Expense Offsets                         0.84%        0.94%          --            --
Ratio of Expenses to Average Net Assets            0.84%        0.95%        0.92%         0.83%
Ratio of Net Investment Income to Average
 Net Assets                                        8.47%        9.23%       10.22%         9.75%
Portfolio Turnover Rate                            97.7%        81.0%        44.1%         70.6%
-----------------------------------------------------------------------------------------------

# Credit Suisse Asset Management, LLC, formerly known as BEA Associates replaced CS First Boston Investment Management as the Fund's investment adviser effective June 13, 1995.
*   Adjusted for Rights Offering.
+   Calculated using the average share method.
(1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each year, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.
(2) As required, effective January 1, 2001 the Fund has adopted provisions of AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share by $0.004 and an increase to net realized and unrealized gains and losses per share by $0.004 and a decrease to the net ratio of net investment income to average net assets from 11.73% to 11.66%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(3) Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Strategic Global Income Fund, Inc., the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculation.

    Note: Current Year permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income through investment primarily in debt securities.

On May 14, 2001, the Fund acquired substantially all of the assets and assumed the liabilities of Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF"). Pursuant to the terms of the agreement governing the acquisition, the CGF shareholders, for each share of common stock of CGF held, became entitled to receive an equivalent dollar amount of full shares of common stock of the Fund. Based on the net asset values of the Fund and CGF as of May 11, 2001 ($5.49 and $6.96, respectively), the conversion ratio was 1.2681 shares of the Fund for each share of CGF. Cash was paid in lieu of fractional shares. Net assets of the Fund and CGF as of the acquisition date were $190,522,544 and $83,383,448, including unrealized depreciation of $71,252,968 and $16,668,823, respectively. Total net assets immediately after the acquisition were $273,905,992. Based upon the opinion of Fund counsel, the acquisition qualified as a tax-free reorganization for Federal income tax purposes, with no gain or loss recognized by the Fund, CGF or their shareholders.

A) SECURITY VALUATION--The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater then 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation ("Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors.

The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME-- Security transactions are accounted for on a trade date basis. Interest income is accrued as earned. The Fund amortizes premium and accretes discount using the effective yield method. Dividends are recorded on the ex-dividend date. The costs of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Discount or premium on mortgage backed securities are recorded upon receipt of principal payments on the underlying mortgage pools.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income are declared and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES--No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS--The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect wholly-owned subsidiary of Credit Suisse Group, sweeps available cash into either a short-term variable rate time deposit issued by Brown Brothers Harriman & Co. ("BBH&Co.") Grand Cayman branch, the Fund's custodian, or with other client approved, and highly rated banks. The short-term time deposit issued by BBH&Co. is a variable rate account classified as a short-term investment.

G) DELAYED DELIVERY COMMITMENTS--The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

H) FUTURES CONTRACTS--The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contracts may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2003, the Fund had no open futures contracts.

I) FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, or an offsetting position is entered into. At December 31, 2003, the Fund had the following open forward foreign currency contracts:

                                                FOREIGN
    FORWARD                                    CURRENCY
    FOREIGN                                      TO BE                         UNREALIZED
   CURRENCY        EXPIRATION    PURCHASED/     CONTRACT        CONTRACT          GAIN/
   CONTRACTS          DATE         (SOLD)        AMOUNT          VALUE           (LOSS)
-----------------  ----------   -----------   ------------    ------------    -------------
Mexican Peso        2/27/04       7,400,000   $    644,599    $    653,517    $       8,918
Mexican Peso        2/27/04      (7,400,000)      (645,555)       (654,037)          (8,482)
European Economic
 Unit               3/30/04      (5,425,000)    (6,724,288)     (6,813,179)         (88,891)
                                              ------------    ------------    -------------
                                              $ (6,725,244)   $ (6,813,699)   $     (88,455)
                                              ============    ============    =============

J) OTHER--The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

   The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

   Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

   In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at a computed weekly and paid quarterly rate as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets.

For the year ended December 31, 2003, investment advisory fees earned were $1,038,753.

BBH&Co., provides administrative and custodial services to the Fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets.

For the year ended December 31, 2003, BBH&Co. earned administrative service fees (including out-of-pocket expenses) of $98,258.

Fleet National Bank provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Fleet National Bank is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Fleet National Bank.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2003, Merrill was paid $35,865 for its services to the Fund.

NOTE 3. LINE OF CREDIT

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2003 and during the year ended December 31, 2003, the Fund had no borrowings under the Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2003, there were no U.S. Government and Agency Obligations, purchases and sales of investment securities (excluding short-term investments) were as follows:

          INVESTMENT SECURITIES
          ---------------------
Purchases    $ 156,245,015
Sales          158,390,173

NOTE 5. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of Foreign currency transactions, defaulted bonds, capital loss carryforwards, losses deferred due to wash sales, Post-October losses, and excise tax regulations.

The tax characteristics of dividends paid during the year ended December 31, 2003, and the year ended December 31, 2002, respectively, for the Fund were as follows:

                                ORDINARY INCOME
                                ---------------
                              2003          2002
                              ----          ----
                          $ 21,280,026  $ 30,897,405

At December 31, 2003, the components of distributable earnings on a tax basis for the Fund were as follows:

Accumulated net realized loss            $ (156,300,028)
Unrealized depreciation                     (10,024,326)
Undistributed capital-other                  (4,792,619)
Undistributed ordinary loss-other              (545,288)
                                         --------------
                                         $ (171,662,261)
                                         ==============

At December 31, 2003, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

                             EXPIRES DECEMBER 31,
                             --------------------
    2006         2007         2008         2009           2010          2011
-----------  -----------  -----------  ------------  ------------  ------------
$ 3,565,110  $ 9,512,339  $ 2,335,946  $ 50,358,903  $ 72,148,258  $ 18,379,472

At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments were as follows; $225,439,430, $17,463,931, $(27,369,824) and $(9,905,893), respectively.

At December 31, 2003, the Fund reclassified $3,999,026 from accumulated undistributed net investment income and $(842,729) from accumulated net realized loss to paid-in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of realized currency gain/loss and defaulted bonds sold. Net assets were not affected by these reclassifications.

NOTE 6. OTHER

The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the Offering.

NOTE 7. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Credit Suisse Asset Management Income Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 17, 2004

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
DECEMBER 31, 2003 (UNAUDITED)
ADDITIONAL INFORMATION

ADDITIONAL FEDERAL TAX INFORMATION

The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2003, which qualify for the Dividends Received Deduction available to corporate shareholders was 0.12%.

In January, 2004, the Fund will report on Form 1099 the tax status of all distributions made during the calendar year 2003. Shareholders should use the information on Form 1099 for their income tax returns.

Please consult your Tax Advisor if you have any questions concerning the above information.

DESCRIPTION OF INVESTLINK(SM) PROGRAM

The InvestLink(SM) Program is sponsored and administered by Fleet National Bank, not by Credit Suisse Asset Management Income Fund, Inc., (the "Fund"). Fleet National Bank will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

Fleet National Bank, as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgement and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors
(888) 697-8026. Current Shareholders (800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink Program, P.O. 43010, Providence, RI 02940-3010.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                            POSITION(S)      TERM OF OFFICE                                 FUND COMPLEX
    NAME, ADDRESS              HELD            AND LENGTH          PRINCIPAL OCCUPATION(S)   OVERSEEN BY     OTHER DIRECTORSHIPS
 AND DATE OF BIRTH           WITH FUND       OF TIME SERVED        DURING PAST FIVE YEARS      DIRECTOR        HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac           Director,      Since 1990;           Professor of Finance and          8        Director of The Adams
Columbia University        Nominating     current term          Economics, Graduate                        Express Company (a
Graduate School of         Committee      ends at the 2004      School of Business,                        closed-end investment
Business                   Chairman       annual meeting        Columbia University                        company); Director of
New York, NY 10027         and Audit                            since 1971.                                Petroleum and Resources
Date of Birth: 10/02/41    Committee                                                                       Corporation (a closed-end
                           Member                                                                          investment company.)

Lawrence J. Fox            Director,      Since 1990;           Partner, Drinker Biddle &         3        Director, Winthrop Trust
One Logan Square           Nominating     current term          Reath (law firm) since                     Company.
18th & Cherry Streets      Committee      ends at the 2006      1972.
Philadelphia, PA19103      Member         annual meeting
Date of Birth: 07/17/43    and Audit
                           Committee
                           Chairman

James S. Pasman, Jr.       Director,      Since Fund            Currently retired                 44       Director of Education
c/o Credit Suisse Asset    Nominating     Inception;                                                       Management Corp.
Management, LLC            and Audit      current term
466 Lexington Avenue       Committee      ends at the 2005
New York,                  Member         annual meeting
NY 10017-3140
Date of Birth: 12/20/30

INTERESTED DIRECTORS

Joseph D. Gallagher(1)     Director,      Since 2003;           Managing Director, Chief          45       None
Credit Suisse Asset        Chairman and   current term          Executive Officer and
Management, LLC            Chief          ends at the 2006      Global Chief Operating
466 Lexington Avenue       Executive      annual meeting        of CSAM since 2003;
New York,                  Officer                              Global Chief
NY 10017-3140                                                    Financial Officer,
Date of Birth: 12/14/62                                         Credit Suisse Asset
                                                                Management from 1999
                                                                to 2003; Chief
                                                                Executive Officer
                                                                and Director of
                                                                Credit Suisse Asset
                                                                Management Limited,
                                                                London, England,
                                                                from June 2000 to
                                                                2003; Director of
                                                                Credit Suisse Asset
                                                                Management Funds
                                                                (UK) Limited,
                                                                London, England from
                                                                June 2000 to 2003;
                                                                Managing Director,
                                                                Head- Asian
                                                                Corporate Finance
                                                                and M&A, Credit
                                                                Suisse First Boston,
                                                                Hong Kong, China,
                                                                from January 1998 to
                                                                May 1999; Officer of
                                                                other Credit Suisse
                                                                Funds.

William W. Priest. Jr.(1)  Director       Since 1997;           Co-Managing Partner,              49       Director of Globe
Steinberg Priest & Sloane                 current term          Steinberg Priest & Sloane                  Wireless, LLC (maritime
Capital Management, LLC                   ends at the 2005      Capital Management,                        communications
12 East 49th Street                       annual meeting        LLC since March 2001;                      company); Director of
12th Floor                                                      Chairman and Managing                      InfraRedX (medical
New York,                                                       Director of CSAM from                      device company).
NY 10017                                                        2000 to February 2001;
Date of Birth: 09/24/41                                         Chief Executive Officer
                                                                and Managing Director of
                                                                CSAM from 1990 to 2000.

                            POSITION(S)       TERM OF OFFICE
       NAME, ADDRESS           HELD             AND LENGTH                         PRINCIPAL OCCUPATION(S)
    AND DATE OF BIRTH        WITH FUND        OF TIME SERVED                       DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS(2)

Richard J. Lindquist       President and    Since 1996          Managing Director of CSAM; Associated with CSAM since 1995; Officer
Credit Suisse Asset        Chief                                of other Credit Suisse Funds.
Management, LLC            Investment
466 Lexington Avenue       Officer
New York,
NY 10017-3140
Date of Birth: 06/22/60

Hal Liebes                 Senior Vice      Since 1996          Managing Director and Global General Counsel of CSAM; Associated
Credit Suisse Asset        President                            with CSAM since 1997; Officer of other Credit Suisse Funds.
Management, LLC
466 Lexington Avenue

New York,
NY 10017-3140
Date of Birth: 07/06/64

Michael A. Pignataro       Chief Financial  Since 1995          Director and Director of Fund Administration of CSAM; Associated
Credit Suisse Asset        Officer, Vice                        with CSAM since 1984; Officer of other Credit Suisse Funds.
Management, LLC            President and
466 Lexington Avenue       Secretary
New York,
NY 10017-3140
Date of Birth: 11/15/59

(1) Mr. Priest is an interested person of the Fund, as defined in the 1940 Act, because up to December 31, 2002 he was retained by CSAM to provide consulting services. Mr. Gallagher is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM.

(2) The officers of the Fund shown are officers that make policy decisions. 4946-AR-03

4946-AR-03
Credit Suisse Asset Management, LLC
Phone: 1-800-293-1232
www.CSAM.com

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
466 LEXINGTON AVENUE
NEW YORK, NY 10017

OFFICERS AND DIRECTORS

Joseph D. Gallagher
DIRECTOR, CHAIRMAN OF THE
BOARD AND CHIEF EXECUTIVE OFFICER

Enrique R. Arzac
DIRECTOR

Lawrence J. Fox
DIRECTOR

James S. Pasman, Jr.
DIRECTOR

William W. Priest, Jr.
DIRECTOR

Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT
OFFICER

Hal Liebes
SENIOR VICE PRESIDENT

Michael A. Pignataro
CHIEF FINANCIAL OFFICER,
VICE PRESIDENT AND
SECRETARY

Maxine C. Evertz
ASSISTANT SECRETARY

Robert M. Rizza
VICE PRESIDENT AND
TREASURER

Rocco A. Del Guercio
ASSISTANT TREASURER

INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
Phone 1-800-293-1232

ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
Fleet National Bank
(c/o EquiServe)
P.O. Box 43010
Providence, Rhode Island 02940-3010
Phone 1-800-730-6001

LEGAL COUNSEL
Willkie Farr & Gallagher LLP
787 7th Avenue
New York, New York 10019

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as
Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and James S. Pasman, Jr. The audit committee financial experts are "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its principal auditors, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2002 and December 31, 2003.

                                                          2002           2003
--------------------------------------------------------------------------------
Audit Fees                                             $  41,000       $  37,410
Audit-Related Fees(1)                                         --           3,000
Tax Fees(2)                                                2,500           2,175
All Other Fees                                                --              --
Total                                                  $  43,500       $  42,585

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements.

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2002 and December 31, 2003.

                                                            2002            2003
--------------------------------------------------------------------------------
Audit-Related Fees                                           N/A             N/A

Tax Fees                                                     N/A             N/A
All Other Fees                                               N/A             N/A
Total                                                        N/A             N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                                            2002            2003
--------------------------------------------------------------------------------
Audit-Related Fees                                           N/A             N/A
Tax Fees                                                     N/A             N/A
All Other Fees                                               N/A             N/A
Total                                                        N/A             N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2002 and December 31, 2003:

                                                            2002            2003
--------------------------------------------------------------------------------
Audit-Related Fees                                           N/A             N/A
Tax Fees                                                     N/A             N/A
All Other Fees                                               N/A             N/A
Total                                                        N/A             N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended December 31, 2002 and December 31, 2003 were $2,500 and $5,175, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Lawrence J. Fox and James S. Pasman, Jr.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

          Introduction

          Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

          Policy

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

          Proxy Voting Committee

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

          Conflicts

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

          Consent

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

          Recordkeeping

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

          These records include the following:

          a copy of the Policy;

          a copy of each proxy statement received on behalf of CSAM clients;

          a record of each vote cast on behalf of CSAM clients;

          a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
          a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

          CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

          Disclosure

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

          Procedures

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

          PROXY VOTING POLICY

          Operational Items

          Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

          Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

          Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

          Change Date, Time, or Location of Annual Meeting

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          Generally vote for management proposals to change the
date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

          Board of Directors

          Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely

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directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

          Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

          Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

          Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

          Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

          Proxy Contests

          Voting on Director Nominees in Contested Elections

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          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

          Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Antitakeover Defenses and Voting Related Issues

          Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

          Poison Pills (Shareholder Rights Plans)

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          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

          Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

          Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

          Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

          Merger and Corporate Restructuring

          Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

          Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3)

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anticipated financial and operating benefits; (4) anticipated use of funds; (5)
value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

          Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-

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case basis, taking into account: (a) offer price/premium; (b) fairness opinion;
(c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

          Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

          Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion

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terms, including fairness opinion; (4) impact on voting power and dividends; (5)
reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

          Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

          Capital Structure

          Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

          Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          Dual-class Stock

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          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

          Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

          Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

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          Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

          Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

          Executive and Director Compensation

          Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

          Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

          Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

          Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans

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should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

          Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

          Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

          401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

          Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Performance-Based Option Proposals

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          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

          Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

          Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                                                         January 13, 2004

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  March 5, 2004

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  March 5, 2004

          /s/ Michael A. Pignataro
          ------------------------
          Name: Michael A. Pignataro
          Title:  Chief Financial Officer
          Date:  March 5, 2004